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                                                                  Exhibit 10(ii)

                                FIRST AMENDMENT
                                OF THE RESTATED
                          NORTHERN TRUST CORPORATION
                  SUPPLEMENTAL EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, the Northern Trust Corporation (the "Corporation") sponsors the Restated Northern Trust Corporation Supplemental Employee Stock Ownership Plan (the "Plan"); and

     WHEREAS, pursuant to Section 7.1 of the Plan, the Corporation has the right to amend the Plan when the Corporation deems such amendment to be advisable; and

     WHEREAS, the Corporation deems it advisable to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 1.3 is hereby amended and restated in its entirety, as follows:

          A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of Northern Trust Corporation (the "Corporation") (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

          (2) The election to the Board of Directors of the Corporation, without the recommendation or approval of two thirds of the of the incumbent Board of Directors of the Corporation, of the lesser of: (A) three directors; or (B) directors constituting a majority of the number of directors of the Corporation then in office, provided,
                                                                 --------
          however, that directors whose initial assumption of office is in
          -------
          connection with an actual or
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               threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation will not be considered as incumbent members of the Board of Directors of the Corporation for purposes of this section; or

               (3) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or

               (4) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets, the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate

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     ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

          For purposes of this Section 1.3 and Section 1.20 (where applicable) the following definitions shall apply:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities with respect to which such Person has properly filed a Form 13-G; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; and

     "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates,
     (ii) a trustee or other fiduciary holding securities under an employee benefits plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

     2. Article 1 is hereby amended by redesignating Subsection 1.20 as Subsection 1.21.

     3. Article 1 is amended by adding the following new Subsection 1.20 thereto:

          A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (a) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

          (b) the Corporation or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

          (c)  any Person becomes the Beneficial Owner, directly

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          or indirectly, of securities of the Corporation
          representing 15% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates); or

          (d) the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

     4. Article 3 is hereby amended by deleting the second sentence of subsection 3.2.

     5.   Article 4, is hereby amended by adding the following new subsection
          4.2 to read as follows:

               Notwithstanding anything in this Plan to the contrary, for a period of two years after the date of an occurrence of a Change in Control, the Corporation shall not eliminate any of the investment elections and choices in effect immediately prior to the Change in Control and shall not decrease the frequency with which Participants may change such investment elections. Notwithstanding the foregoing, in the event that an investment election is discontinued by its sponsor and therefore becomes unavailable to Participants, the Corporation shall provide a substitute election with substantially similar investment objectives and policies.

     6. Article 7, Subsection 7.1 is hereby amended by adding the following new sentence after the last sentence thereof, to read as follows:

               Notwithstanding the foregoing, (i) for a period of two years after the date of an occurrence of a Change in Control or (ii) in the event of a Potential Change in Control and for a period of six (6) months following the Potential Change in Control, neither the Board nor the Committee may terminate this Plan or

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          amend this Plan in a manner that adversely affects the
          rights of any Participant of the Plan. In addition, after the date of the occurrence of a Change in Control, no amendment of Section 5.1 of the Plan shall be effective with respect to any Participant who is a Participant as of the occurrence of a Change in Control without the consent of such Participant.

     Except as amended hereby the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf as of this 16th day of May, 2000.


                                             NORTHERN TRUST CORPORATION

                                             By: /s/ Peter L. Rossiter
                                                 --------------------------
                                             Name: Peter L. Rossiter
                                             Title: Executive Vice President

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